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                                                                    Exhibit 10.4

            SCHEDULE OF OFFICERS AND DIRECTORS PARTY TO BEXXAR STOCK
                                AWARD AGREEMENT

Name                         Number of Shares

Michael Bigham                  20,000

Geoffery Yarranton               3,000




Additional individuals no longer employed by the Company also are party to the Bexxar Stock Award Agreement.